VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

RETIREMENT MASTER

A GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACT

(THE “CONTRACT” OR “CONTRACTS”)

SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2022

____________________________________________________________________________

This summary prospectus summarizes key features of the Contract.

Before you participate in the Contract through your retirement plan, you should also review the full prospectus for the Contract (the “full prospectus for the Contract”). It contains more information about the Contract’s features, benefits and risks. You can find this document and other information about the contract online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=92912K190. You can also obtain this information at no cost by calling 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

___________________________________________________________________________

An Investor may cancel the Contract within 10 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this summary prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

___________________________________________________________________________

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

ISP.130822-22

ISP.130822-22	2

SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS

The following are some of the important terms used throughout this summary prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this summary prospectus.

Account Value: The value of: (1) amounts allocated to the Fixed Interest Options, including interest earnings to date; less (2) any deductions from the Fixed Interest Options (e.g., withdrawals and fees); and plus (3) the current dollar value of amounts allocated to the Subaccounts of Variable Annuity Account C, which includes investment performance and fees deducted from the Subaccounts.

Accumulation Phase: The period of time between the date the Contract became effective and the date you begin receiving Income Phase payments under the Contract. During the Accumulation Phase, you accumulate retirement benefits.

Accumulation Unit: A unit of measurement used to calculate the Account Value during the Accumulation Phase.

Accumulation Unit Value: The value of an Accumulation Unit for a Subaccount of Variable Annuity Account C. Each Subaccount of Variable Annuity Account C has its own Accumulation Unit Value, which may increase or decrease daily based on the investment performance of the applicable underlying Fund in which it invests.

Beneficiary (or Beneficiaries): The person designated to receive the death benefit payable under the Contract.

Contract or Contracts: The group deferred fixed and variable annuity Contract offered by your Plan Sponsor as a funding vehicle for your retirement plan.

Contract Holder: The person to whom we issue the Contract. Generally, the Plan Sponsor. We may also refer to the Contract Holder as the Contract Owner.

Customer Service: The location from which we service the Contracts. The mailing address and telephone number of Customer Service is Defined Contributions Administration, P.O. Box 990063, Hartford, CT 06199-0063, 1-800-584-6001.

Fixed Interest Options: The Fixed Plus Account and the Fixed Plus Account II A are Fixed Interest Options that may be available during the Accumulation Phase under some Contracts. Amounts allocated to the Fixed Interest Options are held in the Company’s General Account which supports insurance and annuity obligations.

Fund(s): The underlying mutual Funds in which the Subaccounts invest.

General Account: The account that contains all of our assets other than those held in Variable Annuity Account C or one of our other separate accounts.

Good Order: Generally, a request is considered to be in “Good Order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. We can only act upon written requests that are received in Good Order.

Income Phase: The period during which you receive payments from your Contract.

Investor (also “you” or “participant”): The individual who participates in the Contract through a retirement plan.

Loan Interest Rate Spread: The difference between the rate charged and the rate credited on loans under your Contract.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Purchase Payment: Collectively, the initial purchase payment and any additional purchase payment.

ISP.130822-22	3

Subaccount: Division(s) of Variable Annuity Account C that are investment options under the Contract. Each Subaccount invests in a corresponding underlying mutual Fund.

Tax Code: The Internal Revenue Code of 1986, as amended.

VRIAC, the Company, we, us and our: Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut, that issues the Contract described in this summary prospectus.

Variable Annuity Account I, the Separate Account: Voya Variable Annuity Account I, a segregated asset account established by us to fund the variable benefits provided by the Contract. The Variable Annuity Account I is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it also meets the definition of “separate account” under the federal securities laws.

Variable Investment Options: The Subaccounts of Variable Annuity Account C. Each one invests in a specific mutual Fund.

Vested: The amount of money in a participant’s individual account attributable to participant contributions. In an, employer-sponsored retirement plan (i.e., a 403(b) plan), the Vested amount may include employer matching contributions.

ISP.130822-22	4

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	We do not impose a charge for early withdrawals from the Contract.
Transaction Charges

The Investor may be charged for other transactions:

•   If you take a loan from our Account Value, you may be subject to a Loan Initiation Fee not to exceed $125 per loan;

•   Certain Funds may impose redemption fees as a result of withdrawals, transfers or other Fund transactions you may initiate; and

•  Charges for advisory services due to an independent advisory services agreement between you and an investment advisor may be deducted from Contract value.

See “FEE TABLE - Transaction Expenses” and “CHARGES AND FEES.”

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	1.00%[1,2]	1.50%[1,2]
	Investment options (Portfolio Company fees and expenses)	0.26%[3]	1.39%[3]

[1]	As a percentage of average Account Value.
[2]	The base contract expenses include (1) the mortality and expense risk charge (1.00% annually of your Account Value invested in the Subaccounts during the Accumulation Phase and 1.25% annually of your Account Value invested in the Subaccounts during the Income Phase), which compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our funding of the death benefit; and (2) an administrative expense charge equal to 0.25% annually of your Account Value invested in the Subaccounts. The mortality and expense risk charge may be reduced in certain circumstances. We currently do not impose the administrative expense charge, but we reserve the right to charge up to 0.25% annually of your Account Value invested in the Subaccounts. The minimum amount reflects the lower mortality and expense risk charge assessed during the Accumulation Phase and the maximum amount reflects the higher mortality and expense risk charge assessed during the Income Phase and the 0.25% administrative expense charge. See “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.
[3]	These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2021, and will vary from year to year.
ISP.130822-22	5

FEES AND EXPENSES (continued from previous page)
Ongoing Fees and Expenses (annual charges)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost Estimate: $2,671	Highest Annual Cost Estimate: $29,734

Assumes:

•  Investment of $100,000;

•  5% annual appreciation;

•  No optional benefits;

•  Fees and expenses of least expensive Fund;

•  No sales charges; and

•  No additional Purchase Payments, transfers or withdrawals.

Assumes: • Investment of $100,000; • 5% annual appreciation; • Fees and expenses of most expensive Fund; • No sales charges; and • No additional Purchase Payments, transfers or withdrawals.
See “ADDITIONAL INFORMATION ABOUT FEES - Periodic Fees and Expenses” sections of this summary prospectus and “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.
RISKS
Risk of Loss	An Investor can lose money by investing in the Contract. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.
Not a Short-Term Investment

This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you are age 59½. You might be subject to federal and state income taxes and a 10% penalty.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., portfolio companies). Each investment option (including the other Fixed Interest Options) will have its own unique risks, and you should review these investment options before making an investment decision.

See “THE INVESTMENT OPTIONS - The Variable Investment Options” and APPENDIX A, APPENDIX B and APPENDIX C in the full prospectus for the Contract and “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT” to this summary prospectus.

ISP.130822-22	6

RISKS (continued from previous page)
Insurance Company Risks

An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Fixed Interest Options, guarantees or benefits are subject to the financial strength and claims-paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-800-584-6001.

See “THE CONTRACT - The General Account” in the full prospectus for the Contract.

RESTRICTIONS
Investments

•  Generally the Contract Holder or you, if permitted by the plan, may select no more than 25 investment options at enrollment. Thereafter, more than 25 investment options can be selected at any one time;

•  Some Subaccounts and Fixed Interest Options may not be available through certain Contracts, your plan or in some states. See your contract or certificate for any state specific variations;

•  Not all Fixed Interest Options may be available for current or future investment;

•  There are certain restrictions on transfers from the Fixed Interest Options;

•  The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and

•  The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS - Selecting Investment Options and Right to Change the Separate Account” and “THE CONTRACT - Limits on Frequent or Disruptive Transfers” in the full prospectus for the Contract.

Optional Benefits

•  We may discontinue or restrict the availability of an optional benefit;

•  Benefits available to you may vary based on employer and state approval. Participants should refer to their plan documents for available benefits; and

If a participant elects to pay advisory fees from the Variable Investment Options, such deductions will reduce the death benefit amount and also may be subject to federal and state income taxes and a 10% federal tax penalty.

See the “Benefits Available Under the Contract - Other Optional Benefits” and “MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT” sections of this summary prospectus.

TAXES
Tax Implications

•  You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;

•  There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS” in the full prospectus for the Contract.

ISP.130822-22	7

CONFLICTS OF INTEREST
Investment Professional Compensation

•  We pay compensation to broker/dealers whose registered representatives sell the Contract.

•  Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.

•  Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS - Contract Distribution” in the full prospectus for the Contract.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

OVERVIEW OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this summary prospectus, the Contract and the summary or full prospectuses for the Funds being considered. We urge you to read the entire summary prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to participate in the Contract through your retirement plan. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this summary prospectus is a group deferred fixed and variable annuity contract. It is intended to be used as a funding vehicle for certain types of retirement plans and to qualify for beneficial tax treatment and/or to provide current income reduction under Tax Code Sections 401(a) and 403(b), including Roth 403(b) plans. There is one class of Contract described in this prospectus.

The Contract is designed for Investors who intend to accumulate funds for retirement purposes, and thus is best suited for those with a long investment horizon. The Contract should not be viewed as a highly liquid investment. In that regard, early withdrawals may be restricted by the Tax Code or your plan and may expose you to tax penalties. The value of deferred taxation on earnings grows with the amount of time your money is left in the Contract. For these reasons, you should not participate in this Contract if you are looking for a short-term investment. When considering whether to purchase or participate in the Contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

Phases of Contract

The Contract has two phases: An Accumulation Phase and an Income Phase.

Accumulation Phase: During the Accumulation Phase, you direct us to invest your Purchase Payments or Account Value among the follow investment options:

•	Variable Investment Options; and/or
•	Fixed Interest Options.
ISP.130822-22	8

Income Phase: During the Income Phase, you start receiving annuity, or Income Phase, payments from your Contract. The Contract offers several Income Phase payment options. However, you will be unable to make withdrawals, and any death benefits and living benefits will terminate. In general, you may:

•	Receive Income Phase payments over a lifetime or for a specified period;
•	Receive Income Phase payments monthly, quarterly, semi-annually or annually;
•	Select an Income Phase option that provides a death benefit to Beneficiaries; or
•	Select fixed Income Phase payments or payments that vary based on the performance of the Variable Investment Options you select.

Withdrawals will not be allowed during the Income Phase. See “THE INCOME PHASE” in the full prospectus for the Contract.

The Variable Investment Options

The Variable Investment Options are Subaccounts within the Separate Account. Each Subaccount invests its assets directly in shares of a corresponding underlying Fund, and each Fund has its own distinct investment objectives, fees and expenses and investment advisers. Earnings on amounts invested in a Subaccount will vary depending upon the performance and fees of the corresponding underlying Fund. You do not invest directly in or hold shares of the Funds. Additional information about each underlying fund is set forth in an appendix to this summary prospectus. See “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.”

There is no guarantee that your Account Value will increase. Depending upon the investment experience of each Fund in which a Subaccount invests, your Account Value may increase or decrease daily. You bear the investment risk for the Funds in which the Subaccounts invest; you will benefit from favorable investment experience but also bear the risk of poor investment performance.

The Fixed Interest Options

The following Fixed Interest Options may be available through the Contract:

•	The Fixed Plus Account; and
•	The Fixed Plus Account II A.

Not all Fixed Interest Options may be available for current or future investment. For descriptions of the Fixed Interest Options that may be available through the Contract, see AppendiX B and APPENDIX C in the full prospectus for the Contract.

Contract Features

Death Benefit. A Beneficiary may receive a death benefit in the event of your death during both the Accumulation and Income Phases (described above). The availability of a death benefit during the Income Phase depends upon the Income Phase annuity payment option selected. See the “Benefits Available Under the Contract” below.

The death benefit will be based on your Account Value. The death benefit is calculated as of the next time we value your account following the date on which Customer Service receives proof of death and a payment request in Good Order. In addition to this amount, some states require we pay interest on amounts invested in Fixed Interest Options, calculated from date of death at a rate specified by state law.

Loans. If allowed by the Contract and the plan and subject to the terms and conditions imposed by the plan and the plan’s loan agreement, you may initiate a loan during the Accumulation Phase from your Account Value allocated to certain Subaccounts and/or the Fixed Plus Account II A. There are charges associated with loans. Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices or those administrative practices of a third party administrator selected by your Plan Sponsor.

ISP.130822-22	9

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

Withdrawals. During the Accumulation Phase, the Contract Holder, or you if permitted by the plan, may withdraw all or part of your Account Value. In addition, the Contract Holder or you if permitted by the plan, may have the right to withdraw all or part of your Account Value during the Income Phase.

Benefits Available Under the Contract

Optional Benefits:

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Distribution Options	Allows you to receive regular payments from your account without moving into the Income Phase.	No additional Charge for this optional benefit.	VRIAC may discontinue the availability of one or all of the systematic distribution options at any time and/or change the terms of future elections
Loans	Allows you to borrow against your Account Value.	Loan Interest Rate Spread (per annum): 3.00% maximum; or Loan Initiation Fee: $125; and Annual Loan Administration Fee: $50.	Amounts borrowed under a Contract do not participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options and you may lose the benefit of tax-deferred growth on earnings. Loans, therefore, can affect the Account Value and death benefit whether or not the loan is repaid. This benefit may not be available under your Contract. Participants should refer to their plan document for available benefits.

BUYING THE CONTRACT

Purchasing the Contract

To purchase the Contract:

•	The Contract Holder submits the required forms and application to the Company; and
•	We approve the forms and issue a Contract to the Contract Holder.

ISP.130822-22	10

Participating in the Contract

To participate in the Contract:

•	We provide you with enrollment materials for completion and return to us, which may be completed electronically where available (occasionally enrollment is conducted by someone unaffiliated with us who is assisting the Contract Holder); and
•	If your enrollment materials are complete and in Good Order, we establish one or more accounts for you. Under certain plans we establish an employee account for contributions from your salary and an employer account for employer contributions. We may also establish a separate Roth 403(b) account.

Methods of Purchase Payment

The Contract may allow one or more of the following Purchase Payment methods:

•	Lump-sum payments: A one-time payment to your account in the form of a transfer from a previous contract or plan; and/or
•	Installment payments: More than one payment made over time to your account.

The plan and the Contract may have certain rules or restrictions that apply to the use of these two methods. For example, we may require that installment payments meet certain minimums. For information about these rules or restrictions, please refer to your certificate/enrollment materials or the Contract (held by the Contract Holder).

Contributions to a Roth 403(b) account must be made by after-tax salary reduction (to the extent allowed by the contract), exchange, or rollover paid to us on your behalf, as permitted by the Tax Code. The Contract may not be available in all states. See “FEDERAL TAX CONSIDERATIONS - Taxation of Qualified Contracts - Contributions” in the full prospectus for the Contract.

Allocation of Purchase Payments

The Contract Holder or you, if the Contract Holder permits, directs us to allocate initial Purchase Payments to the investment options available under the plan. Generally, you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future Purchase Payments or transfers of existing balances among investment options may be requested by telephone, electronically at www.voyaretirementplans.com or through such other means as may be available under our administrative procedures in effect from time to time. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected. See “Investment Options” in the full prospectus for the Contract.

Transfer Credits

Contributions to a Contract may include plan assets transferred from a financial provider who has imposed a cancellation penalty on that transfer. To offset that penalty, the Company will, subject to certain conditions and state approvals, apply a transfer credit on transferred assets. This credit is provided on a nondiscriminatory basis if your Contract is eligible.

The transfer credit will be applied no later than the first business day following the date the contribution is received by us in Good Order. Transferred assets, less any premium tax, will be allocated to a participant’s individual account in amounts authorized by the Contract Holder. If no instructions are received from the Contract Holder, the transferred assets will be allocated to the Plan’s forfeiture account.

The transfer credit is equal to a specified percentage of the transferred assets, or other specified amount that is transferred to the Company under a Contract, that remains in the participant’s individual account for the period of time specified by the Company. Any applicable transfer credit will be deducted from:

•	A full withdrawal initiated by the Contract Holder; or
ISP.130822-22	11

•	A full or partial withdrawal initiated by the participant, except for those eligible distributions from qualified plans that happen upon the occurrence of certain events. See FEDERAL TAX CONSIDERATIONS - Taxation of Qualified Contracts - Distributions - Eligibility” in the full prospectus for the Contract.

Transfer credits will not be applied to assets transferred into the Contract from existing contracts. Only net contributions not previously held by the Contract are eligible for a transfer credit.

If a transfer credit is due under your Contract, you will be provided with additional information.

Election of a transfer credit may result in a higher mortality and expense risk charge and impact the credited interest rate under the Fixed Plus Account and Fixed Plus Account II A Fixed Interest Options. See “CHARGES AND Fees,” “Appendix D: FIXED PLUS ACCOUNT” and “APPENDIX E: FIXED PLUS ACCOUNT II A” in the full prospectus for the Contract.

Tax Code Restrictions

The Tax Code places some limitations on contributions to your account. See “FEDERAL TAX CONSIDERATIONS” in the full prospectus for the Contract.

When Initial and Subsequent Purchase Payments Are Credited

Initial Purchase Payment. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying Purchase Payments for five business days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold Purchase Payments for longer periods with the permission of the Contract Holder. If we agree to do this, the Purchase Payments remain in a non-interest bearing bank account until processed (or for a maximum of 105 days). If we reject the application or enrollment forms, we will return the forms and any Purchase Payments.

Subsequent Purchase Payments. If all or a portion of initial Purchase Payments are directed to the Subaccounts, they will purchase Subaccount Accumulation Units at the Accumulation Unit Value next computed after our acceptance of the applicable application or enrollment forms, as described in “CONTRACT PURCHASE AND PARTICIPATION” in the full prospectus for the Contract. Subsequent Purchase Payments or transfers directed to the Subaccounts that we receive in Good Order by the close of business of the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern Time) will purchase Subaccount Accumulation Units at the Accumulation Unit Value computed as of the close of the NYSE on that day. The value of Subaccounts may vary day to day. Subsequent Purchase Payments and transfers received in Good Order after the close of the NYSE will purchase Accumulation Units at the Accumulation Unit Value computed as of the close of the NYSE on the next business day.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Withdrawals

Subject to limitations on withdrawals from the Fixed Interest Options and other restrictions (see “Withdrawal Restrictions” in this section), the Contract Holder, or you if permitted by the plan, may withdraw all or a portion of your Account Value at any time during the Accumulation Phase.

Steps for Making a Withdrawal

The Contract Holder or you, if permitted by the plan, must:

•	Select the Withdrawal Amount:
ISP.130822-22	12

•	Full Withdrawal: You will receive, reduced by any required tax and redemption fees, your Account Value allocated to the Subaccounts, plus the amount available for withdrawal from the Fixed Plus Account and/or the Fixed Plus Account II A; or
•	Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required tax and redemption fees, the amount you specify, subject to the value available in your account. The amount available from the Fixed Plus Account and/or the Fixed Plus Account II may be limited.

•	Select Investment Options. Subject to any applicable withdrawal order requirements for Contracts that have the Fixed Plus Account II A as an investment option, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an Account Value unless otherwise specified by you; and
•	Properly complete a disbursement form and submit it to Customer Service.

For amounts withdrawn from Account Value allocated to the Subaccounts, we will redeem the number of Accumulation Units needed to fund the withdrawal and reduce your Account Value accordingly. For amounts withdrawn from a Fixed Interest Option, we will reduce the value of the Fixed Interest Option by the dollar amount of that portion of the withdrawal and will reduce your Account Value accordingly. A reduction to your Account Value due to a withdrawal results in a lesser amount available to be annuitized and a lesser death benefit (if your death benefit amount is based on your Account Value). For a description of limitations on withdrawals from the Fixed Plus Account II A, please see APPENDIX C in the full prospectus for the Contract.

Calculation of Your Withdrawal

We determine your Account Value every normal business day after the close of the NYSE. We pay withdrawal amounts based on your Account Value either:

•	As of the next valuation after Customer Service receives a request for withdrawal in Good Order; or
•	On such later date as specified on the disbursement form.

Delivery of Payment

Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, we will send your payment no later than seven calendar days following our receipt of your disbursement form in Good Order.

Withdrawal Restrictions

Many plans may have limits on withdrawals that may be made from the plan. Some examples of these limits are listed below:

•	Section 403(b)(11) of the Tax Code generally prohibits withdrawals under 403(b) Contracts prior to your death, disability, attainment of age 59½, severance from employment or financial hardship of the following:
•	Salary reduction contributions made after December 31, 1988; and
•	Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship. Other withdrawals may be allowed as provided for under the Tax Code or regulations.
•	The Contract may require that the Contract Holder certify that you are eligible for the distribution

The Tax Code and/or your plan may impose other limitations on withdrawals. See “FEDERAL Tax Considerations – Distributions – Eligibility” in the full prospectus for the Contract.

Systematic Distribution Options

If available under your plan, a systematic distribution option allows you to receive regular payments from your account without moving into the Income Phase. By remaining in the Accumulation Phase, you retain certain rights and investment flexibility not available during the Income Phase. Because the account remains in the Accumulation Phase, all Accumulation Phase charges continue to apply.

ISP.130822-22	13

Systematic Distribution Options Currently Available

These options may be exercised at any time during the Accumulation Phase of the Contract. To exercise one of these options, the Account Value must meet any minimum dollar amount and age criteria applicable to that option. To determine what systematic distribution options are available, please write or call Customer Service.

Systematic distribution options currently available under the Contract include the following:

•	Systematic Withdrawal Option (“SWO”) - SWO is a series of partial withdrawals from your account based on a payment method you select. It is designed for those who want a periodic income while retaining Accumulation Phase investment flexibility for amounts accumulated under the account. (This option may not be available if you have an outstanding loan); and
•	Estate Conservation Option (“ECO”)/Recurring RMD Payment (“RRP”) - This option also allows you to maintain the account in the Accumulation Phase and provides periodic payments designed to meet the Tax Code’s required minimum distributions. Under this option, the Company calculates the minimum distribution amount required by law (generally at age 72 (age 70½ if born before July 1, 1949) or retirement, if later) and pays you that amount once a year.

Other Systematic Distribution Options

Other systematic distribution options may be available from time to time. Additional information relating to any of the systematic distribution options may be obtained from your local representative or by contacting Customer Service.

Availability of Systematic Distribution Options

The Company may discontinue the availability of one or all of the systematic distribution options at any time and/or change the terms of future elections.

Electing a Systematic Distribution Option

The Contract Holder or you, if permitted by the plan, may elect a systematic distribution option. For some Contracts, the Contract Holder must provide the Company with certification that you are eligible for a distribution and that the distribution is in accordance with the terms of the plan.

Terminating a Systematic Distribution Option

Once you elect a systematic distribution option, you may revoke it at any time by submitting a written request to Customer Service. Once revoked, an option may not be elected again until the next calendar year, nor may any other systematic distribution option be elected, unless the Tax Code permits it.

Tax Consequences

Withdrawals received through these options and revocations of elections may have tax consequences. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

ISP.130822-22	14

Loans

Availability

If allowed by the Contract and the plan and subject to the terms and conditions imposed by the plan and the plan’s loan agreement, participants may initiate a loan during the Accumulation Phase from their individual Account Value allocated to certain Subaccounts and Fixed Interest Options. The amount available for a loan is limited to the Vested individual Account Value attributable to participant contributions subject to any plan vesting limits as determined by the Contract Holder, plus any additional amounts allowed by the plan as determined by the Contract Holder. Amounts available from some Investment Options may be subject to limitations specified in the loan agreement. See “LOANS” in the full prospectus for the Contract for additional information.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning and making withdrawals from the Contract4. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you may pay at the time you buy the Contract or take a loan from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maxmum Loan Fees
Loan Initiation Fee[5]	$125.00
Premium Tax[6]	0.00% to 4.00%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

[4]	We do not impose a charge for early withdrawals from the Contract.
[5]	Certain Contracts that have a 0.0% Loan Interest Rate Spread may be subject to a loan initiation fee. If assessed, the loan initiation fee will apply to each outstanding loan taken and will be deducted from the Account Value. We reserve the right to change the fee charged for loan initiation, but not to exceed $125. See “Loans ‒ Things to Consider Before Initiating a Loan” in the full prospectus for the Contract.
[6]	We reserve the right to deduct a charge for premium taxes from your Account Value or from payments to the Account at any time, but not before there is a tax liability under state law. See “CHARGES AND Fees ‒ Premium and Other Taxes” in the full prospectus for the Contract.
ISP.130822-22	15

Annual Contract Expenses

Base Contract Expenses [7] (as a percentage of average Account Value)	1.25%
Loan Interest Rate Spread (per annum)[8]	3.00%
Annual Loan Administration Fee[9]	$50.00

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of the Funds available under the Contract, including their annual expenses, may be found in an appendix to this summary prospectus. See “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.”

Annual Fund Expenses

	Minimum	Maximum
Range of total annual Fund operating expenses before any waivers or expense reimbursements	0.42%	1.39%
Range of total annual Fund operating expenses after any waivers or expense reimbursements[10]	0.26%	1.34%

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses (assuming no loans), annual Contract expenses and annual Fund expenses.

The following examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$2,671	$8,204	$14,001	$29,734

[7]	The base contract expenses include (1) the mortality and expense risk charge assessed during the Accumulation Phase (1.00% annually of your Account Value invested in the Subaccounts during the Accumulation Phase and 1.25% of your Account Value invested in the Subaccounts during the Income Phase); and (2) an administrative expense charge equal to 0.25% annually of your Account Value invested in the Subaccounts. The mortality and expense risk charge may be reduced in certain circumstances. We currently do not impose the administrative expense charge, but we reserve the right to charge up to 0.25% annually of your Account Value invested in the Subaccounts. See “CHARGES AND FEES - Periodic Fees and Charges.”
[8]	This is the difference between the rate charged and the rate credited on loans under your Contract. We reserve the right to assess a Loan Interest Rate Spread between 0.0% and 3.0% per annum. If applied, the Loan Interest Rate Spread is generally 2.5% per annum. See “Loans ‒ Things to Consider Before Initiating a Loan” in the full prospectus for the Contract.
[9]	Certain Contracts that have a 0.0% Loan Interest Rate Spread may be subject to an annual loan administration fee. If assessed, the annual loan maintenance fee will apply to each outstanding loan and will be deducted from the Account Value annually at the beginning of each calendar year. We reserve the right to change the annual fee charged for loan administration, but the fee shall not exceed $50. See “Loans ‒ Things to Consider Before Initiating a Loan” in the full prospectus for the Contract.
[10]	Any expense waivers or reimbursements will remain in effect until at least April 30, 2022, and can only be terminated early with approval by the Fund company’s board of directors.
ISP.130822-22	16

APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=92912K190. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide long-term growth of capital.	American Funds® – EuroPacific Growth Fund® (Class R-4) [11] Investment Adviser: Capital Research and Management CompanySM	0.81%	2.49%	12.47%	9.62%
Seeks to provide growth of capital.	American Funds® – The Growth Fund of America® (Class R-4) [9] Investment Adviser: Capital Research and Management CompanySM	0.65%	19.27%	20.83%	17.89%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.52	27.83%	20.17%	16.64%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses
[11]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
ISP.130822-22	17

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity IncomeSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.42%	24.89%	11.95%	12.53%
Seeks long-term growth of capital	Invesco V.I. Core Equity Fund (Series I) Investment Adviser: Invesco Advisers, Inc.	0.80%	11.92%	21.74%	17.37%
Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.	Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio (Class VC)[12] Investment Adviser: Lord, Abbett & Co. LLC	1.18%	28.70%	7.99%	10.60%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Fund (Trust Class)[13,14] Investment Adviser: Neuberger Berman Investment Advisers LLC	1.02	23.18%	15.84%	14.23%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio (Administrative Class)[12] Investment Adviser: Pacific Investment Management Company LLC	0.67%	5.59%	5.33%	3.05%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[12]	This Fund is no longer available to new investments under your plan.
[13]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
[14]	This Fund is closed to new retirement plans.
ISP.130822-22	18

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.	Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.64%	9.42%	7.16%	7.70%
Seeks to maximize total return through a combination of current income and capital appreciation.	Voya Global Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.82%	-4.78%	3.82%	2.47%
Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.	Voya Government Money Market Portfolio (Class I)[15] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.50%	0.09%	0.90%	0.47%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I)[16] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.66%	29.00%	17.52%	15.05%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I)[16] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.57%	29.25%	17.74%	15.86%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.
[15]	There is no guarantee that the Voya Government Money Market Portfolio Subaccount will have a positive or level return.
[16]	This Fund is closed to new retirement plans.
ISP.130822-22	19

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.68%	27.74%	11.32%	13.16%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I)[17] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.69%	28.45%	9.69%	12.71%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.59%	-0.88%	4.17%	4.14%
A non-diversified Fund that seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class S)[17] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.70%	19.55%	21.57%	17.83%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[17]	This Fund is closed to new retirement plans.

ISP.130822-22	20

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	12.07%	18.81%	15.40%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.99%	14.76%	8.78%	12.20%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio (Class I)[18] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.02%	4.67%	10.68%	12.18%
Seeks total return.	Voya U.S. Stock Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	28.37%	18.16%	16.25%
Seeks capital appreciation.	VY® Baron Growth Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	1.34%	20.43%	22.83%	17.10%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[18]	This Fund is closed to new retirement plans.
ISP.130822-22	21

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio[19] Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.71%	18.60%	9.52%	10.57%.
Seeks capital appreciation.	VY® Invesco Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.83%	15.37%	18.15%	14.29%.
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio[19] Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.89%	28.97%	10.25%	12.34%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.89%	18.40%	14.98%	13.62%
A non-diversified Fund that seeks long-term growth through investments in stocks.	VY® T. Rowe Price Growth Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.80%	20.15%	23.21%	19.11%
Seeks long-term capital appreciation.	Wanger Select[18] Investment Adviser: Columbia Wanger Asset Management, LLC	1.16%	-14.87%	8.77%	9.91%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[19]	This Fund is closed to new retirement plans.
ISP.130822-22	22

HOW TO GET MORE INFORMATION

This summary prospectus incorporates by reference the full Retirement Master Contract prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as amended or supplemented. You can find these documents online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=92912K190 for the statutory prospectus and https://vpx.broadridge.com/getcontract1.asp?dtype=sai&cid=voyavpx&fid=92912K190 for the SAI. You can also obtain these documents at no cost by calling 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

EDGAR Contract Identifier: C000021919

ISP.130822-22	23